UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21633

Cohen & Steers Dividend Majors Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2012. The net asset value (NAV) at that date was $14.81 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $14.27.

Total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2012
Cohen & Steers Dividend Majors Fund at NAV[a]	11.67%
Cohen & Steers Dividend Majors Fund at Market Value[a]	21.84%
S&P 500 Index[b]	9.49%
Blended benchmark—50% S&P 500 Index/50% FTSE NAREIT Equity REIT Index[b]	12.24%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's NAV return may diverge from the relative performance of its benchmark indices which do not use fair value pricing. An investor cannot invest directly in an index.

The Fund makes regular quarterly distributions at a level rate (the "Policy"). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

The six-month period ended June 30, 2012 began on an optimistic note, with solid advances across global equity markets amid improving U.S. economic indicators and signs that the European Central Bank (ECB) was intent on containing the Eurozone's sovereign debt crisis.

Skittish markets reversed course in the second quarter, however, when Greece's exit from the Eurozone was, for a while, a real threat, putting the survival of the currency and trading bloc into question. Spain's banks revealed more serious capital shortfalls than previously thought, requiring a €100 billion capital infusion from the ECB. At the same time, growth slowed in Asia, particularly in China, and U.S. economic data were disappointing. Investors fled to the relative safe haven of cash and U.S. government bonds, driving the dollar up and 10-year Treasury yields down to an all-time low in June.

Financial shares rallied

The financial institutions sector, which had a total return of (+13.7%) in the S&P 500 Index, surged in the first quarter, responding to the improving economy and, in March, to favorable bank stress test results in the United States. But the second quarter brought a surprise announcement that JPMorgan Chase had a trading loss of at least $2 billion (later estimates were much higher) and news that Moody's Investor Services downgraded 12 U.S. banks. The sector regained its footing somewhat in June and outperformed for the six-month period.

Telecommunications companies (+16.5%) were propelled by good news from AT&T and Verizon, which dominated the group. The consumer discretionary sector (+13.0%) had a lift from The Walt Disney Co., which beat earnings consensus across all its divisions in the second quarter. Energy companies (–2.3%) tracked the price of oil, rising amid concerns about Iran in the first quarter before giving way to the impact of slowing global growth in the second. Information technology (+13.3%) soared in the first quarter on an increase in data center server demand and growth in smartphone and tablet sales, but declined after tech giant Cisco lowered its third-quarter guidance on slower enterprise IT orders and flat orders from Europe.

Investors favored U.S. REITs

U.S. REITs had several things going for them in the period: relatively stable cash flows, access to capital markets at attractive terms and the mostly domestic profile of their income, which made them less vulnerable to slowing trade and sovereign debt issues. The FTSE NAREIT Equity REIT Index had a total return of 14.9% for the period.

All property sectors advanced. Owners of regional malls (+22.7%)c and shopping centers (+19.3%) benefited from improved consumer sentiment and jobs growth, leading to good earnings reports from

c  Property sector returns are in U.S. dollars as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

leading companies and continued sales growth from tenants. The industrial sector (+19.0%), nearly 80% of which is Prologis, outperformed in the first quarter, when Prologis reported occupancy gains and revenue growth, including in its European assets. The sector declined in the second quarter (tracking Prologis) as the situation in Europe worsened, but still outperformed for the six months.

Apartment REITs (+9.5%) lagged as mostly good earnings reports failed to meet the market's high expectations. Improving sentiment in the single-family housing market also weighed on the sector. Hotel operators (+12.8%), arguably the most economically sensitive group, underperformed as well. The office sector (+13.7%) had mixed results, with stronger-than-expected demand on the coasts. SL Green Realty, one of the better performers, announced one of the largest lease deals in Manhattan history with media tenant Viacom.

Fund performance

The Fund advanced in the six-month period, outperforming the S&P 500 Index but underperforming its blended index. Our allocation to REITs was the principal contributor to relative return. Specifically, stock selection within shopping centers and our overweight in regional malls gave a boost to relative return. We were overweight Simon Property Group and Healthcare Realty Trust, the latter of which has the potential to benefit from the Supreme Court's ruling on the Affordable Care Act. Our stock selection within hotel REITs was detrimental.

Within large-cap stocks, our stock selection in utilities (+4.8%), energy, consumer staples (+8.6%) and health care companies (+11.0%) was favorable. Our overweight in The Walt Disney Co. gave a lift, as did our overweight in Ross Stores, which benefited from an increase in value-conscious shoppers. Stock selection in the consumer discretionary and materials sectors was unfavorable. Specifically, our overweight in McDonald's Corp. was negative, despite good same-store sales. While McDonald's is included in the consumer discretionary sector, it often trades with more defensive consumer staples names.

During the six months ended June 30, 2012, the Fund wrote covered call options on an index. This option strategy had a negative impact on performance.

Investment Outlook

June's solid positive total returns at the end of a fairly negative quarter characterized the conflicting possible outcomes investors face. On the political front, we do not expect any solutions to the issues weighing on the economy until after the general elections in November. Even the Supreme Court ruling on the Affordable Care Act is in dispute; if the GOP regains the White House, the Act could be repealed. In Europe, investors are not confident that the Eurozone's more constructive political agreements will be followed by action.

Politics aside, softer global economic data have kindled memories of last summer, when equity markets slumped among rising concerns about the sustainability of U.S. economic growth. But there have been improvements in the past year: corporations are in stronger financial shape, more Americans

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

are employed and housing prices have stabilized in many markets. The Federal Reserve has said it will keep interest rates low until at least 2014, and oil prices have fallen, providing a de facto tax cut to consumers and businesses. Equity valuations, in our view, do not appear to be stretched.

Still, major hurdles remain. Europe's debt crisis is the key issue, and there is little likelihood it will be resolved anytime soon. We do expect the Euro to hold together for the time being, as Germany accedes to pressure to be a good neighbor and backs bailout proposals. Taken too far, however, Germany's resources would be depleted to the point where it can no longer back the Euro, and that could be the undoing of the common currency.

Global economic data will likely trend lower and, if so, the prospect of a U.S. recession in six to twelve months will rise. Lower energy prices could offer some relief, but we think that sluggish economic activity coupled with geopolitical uncertainty is sufficient to prevent energy prices from falling much further. Toward summer's end, investor anxiety may rise in financial markets, and with it, a return to volatility.

In the meantime, we will be a bit more defensive in our positioning, always seeking underlying quality and guided by dividend growth. The U.S. is the current safe haven, and we do not expect that to change in the near term. And so we will enjoy the benefits of international capital inflows, which could support share prices and foster the feeling that risks are on the wane. We fully expect spikes up and down for the balance of the year, but the market has rewarded our holdings thus far in 2012 and we believe the second half will be modestly kind as well.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	RICHARD E. HELM

Portfolio Manager	Portfolio Manager

JON CHEIGH	THOMAS BOHJALIAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

June 30, 2012

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$11,000,648	5.9
Vornado Realty Trust	5,773,373	3.1
Equity Residential	5,336,208	2.9
Prologis	5,077,178	2.7
HCP	5,040,296	2.7
Public Storage	4,346,741	2.3
Apple	3,562,400	1.9
AvalonBay Communities	3,324,780	1.8
Ventas	2,897,208	1.5
General Growth Properties	2,895,088	1.5

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2012 (Unaudited)

		Number of Shares	Value
COMMON STOCK	98.1%
CONSUMER—CYCLICAL	5.8%
APPAREL	0.3%
NIKE		5,500	$482,790
AUTO PARTS EQUIPMENT	0.4%
Johnson Controls		29,900	828,529
LEISURE TIME	0.2%
Carnival Corp.		11,500	394,105
MEDIA	1.9%
News Corp., Class A		12,000	267,480
The Walt Disney Co.[a]		45,200	2,192,200
Time Warner Cable		12,100	993,410
			3,453,090
RESTAURANT	1.5%
McDonald's Corp.[a]		20,400	1,806,012
Tim Hortons (Canada)		19,800	1,043,774
			2,849,786
RETAIL	1.0%
Nordstrom		17,700	879,513
Ross Stores[a]		16,800	1,049,496
			1,929,009
SPECIALTY RETAIL	0.5%
PetSmart		5,300	361,354
Tiffany & Co.		9,500	503,025
			864,379
TOTAL CONSUMER—CYCLICAL			10,801,688
CONSUMER—NON-CYCLICAL	4.5%
AGRICULTURE	1.2%
Philip Morris International[a]		25,000	2,181,500
BEVERAGE	0.6%
PepsiCo		16,300	1,151,758
COSMETICS/PERSONAL CARE	0.6%
Procter & Gamble Co.		19,800	1,212,750

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
RETAIL	2.1%
Costco Wholesale Corp.[a]		14,100	$1,339,500
CVS Caremark Corp.[a]		40,400	1,887,892
Wal-Mart Stores[a]		9,200	641,424
			3,868,816
TOTAL CONSUMER—NON-CYCLICAL			8,414,824
ENERGY	5.9%
OIL & GAS	5.4%
Apache Corp.[a]		11,600	1,019,524
Chevron Corp.[a]		25,200	2,658,600
Devon Energy Corp.		19,900	1,154,001
Exxon Mobil Corp.[a]		31,600	2,704,012
Marathon Petroleum Corp.		21,500	965,780
Occidental Petroleum Corp.		18,200	1,561,014
			10,062,931
OIL & GAS SERVICES	0.5%
Schlumberger Ltd.[a]		14,400	934,704
TOTAL ENERGY			10,997,635
FINANCIAL	7.3%
BANK	2.4%
Bank of New York Mellon Corp.[a]		17,500	384,125
Comerica[a]		33,500	1,028,785
Toronto-Dominion Bank (Canada)		6,900	540,018
US Bancorp		38,400	1,234,944
Wells Fargo & Co.		39,000	1,304,160
			4,492,032
CREDIT CARD	0.8%
American Express Co.[a]		24,900	1,449,429
DIVERSIFIED FINANCIAL SERVICES	2.6%
BlackRock[a]		2,588	439,494
Citigroup[a]		30,700	841,487
Franklin Resources[a]		7,300	810,227
Goldman Sachs Group		5,000	479,300
JPMorgan Chase & Co.[a]		64,000	2,286,720
			4,857,228

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
INSURANCE	1.5%
Aflac[a]		10,100	$430,159
Chubb Corp.[a]		10,300	750,046
Power Corp. (Canada)		24,600	577,971
Prudential Financial		23,600	1,142,948
			2,901,124
TOTAL FINANCIAL			13,699,813
HEALTH CARE	5.4%
BIOTECHNOLOGY	0.2%
Amgen[a]		6,300	460,152
HEALTH CARE PROVIDERS & SERVICES	1.1%
UnitedHealth Group[a]		34,200	2,000,700
HEALTHCARE PRODUCTS	2.1%
Becton Dickinson & Co.		10,600	792,350
Covidien PLC		30,900	1,653,150
Johnson & Johnson		15,000	1,013,400
Patterson Cos.		15,100	520,497
			3,979,397
PHARMACEUTICAL	2.0%
Abbott Laboratories		22,000	1,418,340
Merck & Co.		33,900	1,415,325
Pfizer		39,400	906,200
			3,739,865
TOTAL HEALTH CARE			10,180,114
INDUSTRIAL	4.9%
AEROSPACE & DEFENSE	1.6%
General Dynamics Corp.[a]		3,200	211,072
L-3 Communications Holdings[a]		13,100	969,531
Lockheed Martin Corp.		8,000	696,640
United Technologies Corp.		15,100	1,140,503
			3,017,746

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
DIVERSIFIED MANUFACTURING	1.1%
Eaton Corp.		10,300	$408,189
General Electric Co.		74,800	1,558,832
			1,967,021
ELECTRICAL EQUIPMENT	0.7%
Emerson Electric Co.		28,100	1,308,898
MACHINERY	0.2%
Finning International (Canada)		16,200	376,796
TRANSPORTATION	1.3%
Norfolk Southern Corp.		13,800	990,426
United Parcel Service[a]		19,400	1,527,944
			2,518,370
TOTAL INDUSTRIAL			9,188,831
MATERIALS	1.2%
CHEMICALS	0.8%
Dow Chemical Co.[a]		23,700	746,550
Potash Corp. of Saskatchewan (Canada)		16,000	699,342
			1,445,892
METALS & MINING	0.4%
Freeport-McMoRan Copper & Gold		12,300	419,061
Newmont Mining Corp.		6,200	300,762
			719,823
TOTAL MATERIALS			2,165,715
REAL ESTATE	50.3%
DIVERSIFIED	4.9%
American Assets Trust		60,462	1,466,204
Coresite Realty Corp.		37,500	968,250
Cousins Properties		62,700	485,925
Forest City Enterprises[b]		32,200	470,120
Vornado Realty Trust		68,747	5,773,373
			9,163,872

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
HEALTH CARE	5.1%
Brookdale Senior Living[a,b]		25,900	$459,466
HCP		114,163	5,040,296
Healthcare Realty Trust		50,200	1,196,768
Ventas		45,900	2,897,208
			9,593,738
HOTEL	3.0%
Hersha Hospitality Trust		131,339	693,470
Host Hotels & Resorts		59,868	947,111
Hyatt Hotels Corp., Class Ab		44,212	1,642,918
Pebblebrook Hotel Trust		30,600	713,286
Starwood Hotels & Resorts Worldwide		17,600	933,504
Strategic Hotels & Resorts Worldwide[b]		113,465	732,984
			5,663,273
INDUSTRIAL	3.5%
DCT Industrial Trust		120,600	759,780
First Industrial Realty Trust[b]		54,200	684,004
Prologis		152,789	5,077,178
			6,520,962
OFFICE	5.9%
Alexandria Real Estate Equities		25,300	1,839,816
Boston Properties		24,600	2,665,902
Brookfield Office Properties (Canada)(USD)		83,800	1,459,796
Corporate Office Properties Trust		41,314	971,292
Hudson Pacific Properties		56,107	976,823
Kilroy Realty Corp.		24,763	1,198,777
SL Green Realty Corp.		24,591	1,973,182
			11,085,588
OFFICE/INDUSTRIAL	0.5%
PS Business Parks		14,800	1,002,256

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
RESIDENTIAL—APARTMENT	9.8%
American Campus Communities		26,785	$1,204,789
Apartment Investment & Management Co.		69,461	1,877,531
AvalonBay Communities		23,500	3,324,780
Colonial Properties Trust		75,500	1,671,570
Education Realty Trust		85,739	949,988
Equity Residential		85,571	5,336,208
Essex Property Trust		12,800	1,970,176
Home Properties		7,800	478,608
Mid-America Apartment Communities		20,800	1,419,392
			18,233,042
SELF STORAGE	3.5%
CubeSmart		45,500	530,985
Extra Space Storage		23,900	731,340
Public Storage		30,100	4,346,741
Sovran Self Storage		18,600	931,674
			6,540,740
SHOPPING CENTER	12.1%
COMMUNITY CENTER	3.3%
Acadia Realty Trust		30,398	704,626
Federal Realty Investment Trust		18,394	1,914,631
Regency Centers Corp.		49,710	2,364,705
Retail Properties of America		51,527	500,842
Tanger Factory Outlet Centers		22,300	714,715
			6,199,519
REGIONAL MALL	8.8%
General Growth Properties		160,038	2,895,088
Glimcher Realty Trust		99,000	1,011,780
Simon Property Group		70,671	11,000,648
Taubman Centers		18,500	1,427,460
			16,334,976
TOTAL SHOPPING CENTER			22,534,495

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
SPECIALTY	2.0%
Digital Realty Trust		23,232	$1,744,026
DuPont Fabros Technology		34,200	976,752
Weyerhaeuser Co.		44,500	995,020
			3,715,798
TOTAL REAL ESTATE			94,053,764
TECHNOLOGY	9.7%
COMPUTERS	2.5%
Apple[a,b]		6,100	3,562,400
International Business Machines Corp.[a]		5,900	1,153,922
			4,716,322
INTERNET SERVICE PROVIDER	0.9%
Google[b]		2,900	1,682,203
SEMICONDUCTORS	0.7%
Avago Technologies Ltd. (Singapore)(USD)		14,200	509,780
Intel Corp.		26,500	706,225
			1,216,005
SERVICES	1.2%
Visa, Class Aa		18,100	2,237,703
SOFTWARE	2.5%
Microsoft Corp.		37,800	1,156,302
Oracle Corp.[a]		82,300	2,444,310
Symantec Corp.[b]		78,200	1,142,502
			4,743,114
TELECOMMUNICATION EQUIPMENT	1.9%
Cisco Systems[a]		45,200	776,084
Harris Corp.		10,200	426,870
QUALCOMM[a]		41,700	2,321,856
			3,524,810
TOTAL TECHNOLOGY			18,120,157

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
TELECOMMUNICATION SERVICES	1.3%
AT&Ta		39,400	$1,405,004
Rogers Communications (Canada)		30,100	1,091,239
			2,496,243
UTILITIES	1.8%
ELECTRIC UTILITIES	0.6%
NextEra Energy		16,700	1,149,127
MULTI UTILITIES	1.2%
PG&E Corp.		10,600	479,862
Wisconsin Energy Corp.[a]		44,100	1,745,037
			2,224,899
TOTAL UTILITIES			3,374,026
TOTAL COMMON STOCK (Identified cost—$141,375,507)			183,492,810
SHORT-TERM INVESTMENTS	2.3%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[c]		2,150,100	2,150,100
Federated Government Obligations Fund, 0.01%[c]		2,100,078	2,100,078
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$4,250,178)			4,250,178
TOTAL INVESTMENTS (Identified cost—$145,625,685)	100.4%		187,742,988
WRITTEN CALL OPTIONS	(0.6)		(1,042,980)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2		247,024
NET ASSETS (Equivalent to $14.81 per share based on 12,621,954 shares of common stock outstanding)	100.0%		$186,947,032

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Contracts	Value
WRITTEN CALL OPTIONS	(0.6)%
S&P 500 Index, USD Strike Price 1,335, 7/21/12		121	$(454,960)
S&P 500 Index, USD Strike Price 1,345, 7/21/12		49	(146,020)
S&P 500 Index, USD Strike Price 1,350, 7/21/12		170	(442,000)
TOTAL WRITTEN CALL OPTIONS (Premiums Received—$747,040)			$(1,042,980)

Glossary of Portfolio Abbreviations

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged in connection with written option contracts. $14,571,172 in aggregate has been pledged to brokers.

b  Non-income producing security.

c  Rate quoted represents the seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$145,625,685)	$187,742,988
Cash	9,914
Foreign currency, at value (Identified cost—$7,886)	7,893
Receivable for:
Investment securities sold	800,140
Dividends	304,717
Other assets	14,050
Total Assets	188,879,702
LIABILITIES:
Payable for:
Options (Premiums received $747,040)	1,042,980
Investment securities purchased	537,564
Dividends declared	121,594
Investment management fees	112,121
Administration fees	5,980
Directors' fees	975
Other liabilities	111,456
Total Liabilities	1,932,670
NET ASSETS	$186,947,032
NET ASSETS consist of:
Paid-in capital	$187,622,872
Dividends in excess of net investment income	(4,605,051)
Accumulated net realized loss	(37,892,246)
Net unrealized appreciation	41,821,457
$186,947,032
NET ASSET VALUE PER SHARE:
($186,947,032 ÷ 12,621,954 shares outstanding)	$14.81
MARKET PRICE PER SHARE	$14.27
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(3.65)%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividend income (net of $11,549 of foreign withholding tax)	$1,890,802
Expenses:
Investment management fees	685,379
Administration fees	54,936
Professional fees	49,226
Custodian fees and expenses	25,662
Shareholder reporting expenses	25,116
Transfer agent fees and expenses	10,192
Directors' fees and expenses	7,988
Miscellaneous	19,019
Total Expenses	877,518
Net Investment Income	1,013,284
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,897,766
Options	(584,865)
Foreign currency transactions	(845)
Net realized gain	7,312,056
Net change in unrealized appreciation (depreciation) on:
Investments	11,609,745
Options	61,647
Foreign currency translations	2
Net change in unrealized appreciation (depreciation)	11,671,394
Net realized and unrealized gain	18,983,450
Net Increase in Net Assets Resulting from Operations	$19,996,734

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
From Operations:
Net investment income	$1,013,284	$1,988,137
Net realized gain	7,312,056	9,139,076
Net change in unrealized appreciation (depreciation)	11,671,394	(2,235,939)
Net increase in net assets resulting from operations	19,996,734	8,891,274
Dividends and Distributions to Shareholders from:
Net investment income	(5,806,099)	(11,316,912)
Tax return of capital	—	(297,904)
Total dividends and distributions to shareholders	(5,806,099)	(11,614,816)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	—	(46,538)
Total increase (decrease) in net assets	14,190,635	(2,770,080)
Net Assets:
Beginning of period	172,756,397	175,526,477
End of period[a]	$186,947,032	$172,756,397

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $4,605,051 and $187,764, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$13.69	$13.90	$12.55	$11.76	$19.29	$23.12
Income from investment operations:
Net investment income	0.08	0.90	0.71	0.26	0.54	0.53
Net realized and unrealized gain (loss)	1.50	(0.19)	1.34	1.10	(6.62)	(2.46)
Total income (loss) from investment operations	1.58	0.71	2.05	1.36	(6.08)	(1.93)
Less dividends and distributions to shareholders from:
Net investment income	(0.46)	(0.90)	(0.71)	(0.26)	(0.54)	(0.51)
Net realized gain	—	—	—	—	—	(0.66)
Tax return of capital	—	(0.02)	—	(0.31)	(0.93)	(0.73)
Total dividends and distributions to shareholders	(0.46)	(0.92)	(0.71)	(0.57)	(1.47)	(1.90)
Anti-dilutive effect from the purchase of common shares	—	0.00 [a]	0.01	—	0.02	—
Net increase (decrease) in net asset value	1.12	(0.21)	1.35	0.79	(7.53)	(3.83)
Net asset value, end of period	$14.81	$13.69	$13.90	$12.55	$11.76	$19.29
Market value, end of period	$14.27	$12.09	$12.96	$10.45	$9.65	$16.85
Total net asset value return[b]	11.67%[c]	5.75%	17.67%	13.79%	–32.21%	–7.64%
Total market value return[b]	21.84%[c]	0.17%	31.76%	15.47%	–36.32%	–9.45%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2012	2011	2010	2009	2008	2007
Net assets, end of period (in millions)	$186.9	$172.8	$175.5	$159.6	$149.6	$247.0
Ratio of expenses to average daily net assets	0.96%[d]	0.95%	0.98%	1.07%	0.97%	0.92%
Ratio of net investment income to average daily net assets	1.11%[d]	1.13%	1.15%	2.49%	3.27%	2.35%
Portfolio turnover rate	28%[c]	61%	94%	128%	47%	41%

a  Amount is less than $0.005.

b  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

c  Not annualized.

d  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Dividend Majors Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 13, 2004 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to achieve high total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a sale on such date, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty when such prices are believed by Cohen & Steers Capital Management, Inc. (the investment manager), pursuant to delegation by the Board of Directors, to reflect the fair market value.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities during the six months ended June 30, 2012.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$183,492,810	$183,492,810	$—	$—
Money Market Funds	4,250,178	—	4,250,178	—
Total Investments[a]	$187,742,988	$183,492,810	$4,250,178	—
Written call options	(1,042,980)	(1,042,980)	—	—
Total Other Financial Instruments[a]	$(1,042,980)	$(1,042,980)	$—	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts ("REITs") are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and may differ from the estimated amounts.

Options: The Fund writes call options on an index and may write put options on an index and put and covered call options on securities with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing on the date of valuation; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in foreign exchange rates on investments from the changes in market prices of securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2012, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the Fund's average daily net assets. For the six months ended June 30, 2012, the Fund paid the investment manager $36,554 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager which was reimbursed by the Fund in the amount of $1,351 for the six months ended June 30, 2012.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2012, totaled $51,589,455 and $58,874,859, respectively.

Transactions in options written during the six months ended June 30, 2012, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2011	336	$687,168
Options written	1,997	4,008,485
Options terminated in closing transactions	(1,993)	(3,948,613)
Options outstanding at June 30, 2012	340	$747,040

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2012 and the effect of derivatives held during the six months ended June 30, 2012, along with the respective location in the financial statements. The volume of activity for written options for the six months ended June 30, 2012 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity contracts	—	$—	Payables	$1,042,980
Statement of Operations

Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Equity contracts	Net Realized and Unrealized Gain (Loss)	$(584,865)	$61,647

Note 5. Income Tax Information

As of June 30, 2012, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$145,625,685
Gross unrealized appreciation	$44,596,008
Gross unrealized depreciation	(2,478,705)
Net unrealized appreciation	$42,117,303

As of December 31, 2011, the Fund had a net capital loss carryforward of $44,279,469 which may be used to offset future capital gains. These losses will expire on December 31, 2017. In addition, the Fund incurred short-term capital losses of $233,195 after October 31, 2011, that it has elected to treat as arising in the following fiscal year.

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2012, and the year ended December 31, 2011, the Fund issued no shares of common stock for the reinvestment of dividends.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

On December 14, 2011, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") as of January 1, 2012 through the fiscal year ended December 31, 2012. During the six months ended June 30, 2012, the Fund did not effect any repurchases. During the year ended December 31, 2011, the Fund repurchased 3,794 Treasury shares of its common stock at an average price of $12.27 per share (including brokerage commissions) at a weighted average discount of 10.0%. These repurchases, which had a total cost of $46,538, resulted in an increase of less than $0.005 to the Fund's net asset value per share.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2012 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Dividend Majors Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 26, 2012. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
George Grossman	9,155,587.640	392,700.706
Robert H. Steers	9,206,998.259	341,290.087
C. Edward Ward Jr.	9,185,366.639	362,921.707

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2012) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (1/31/05)	One Year	Five Years	Since Inception (1/31/05)
9.04%	–0.30%	4.83%	9.09%	1.22%	3.66%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Change to the Portfolio Management Team

Tom Bohjalian was added to the Fund's portfolio management team in 2012. Mr. Bohjalian is executive vice president of the Advisor and Cohen & Steers and oversees the research process for U.S. real estate securities. Mr. Bohjalian has been with the Advisor since 2002. Prior to joining the Advisor, Mr. Bohjalian was a vice president and REIT analyst for five years at AEW Capital Management.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the "Management Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting held on June 12, 2012 and at a meeting held in person on June 19, 2012, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2013 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the "Investment Manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors considered that the Fund outperformed the medians of the Peer Funds for the one- and three -year periods ended March 31, 2012. The Fund underperformed the median of the Peer Funds for the five-year period. The Board of Directors also noted that the Fund underperformed its blended benchmark for the one-, three- and five-year periods ended March 31, 2012. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors considered that, effective April 1, 2009, the Fund replaced its quantitative screening methodology used to select dividend yielding stocks with an actively managed large cap dividend value strategy and that following this change the Fund's performance improved. The Board of Directors noted that the Fund's investment mix of REITs (25% minimum investment) and dividend paying stocks is unique to the Peer Fund group, making performance comparisons difficult. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's performance in managing other funds that invest in real estate, large cap and dividend yielding securities. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual and contractual management fees, and the Fund's total expense ratios compared to the medians of the Peer Funds. The Board of Directors noted that the Fund's actual management fee was in line with the median of the Peer Funds, ranking in the 3rd quintile. The Fund's contractual management fee and expense ratio were lower than the Peer Funds' medians, ranking in the first quintile for net expenses. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Manager. The Board of Directors concluded that, in light of market conditions, the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment managers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager's other management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Richard E. Helm
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: DVM

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

DIVIDEND MAJORS FUND

280 PARK AVENUE

NEW YORK, NY 10017

Semiannual Report June 30, 2012

Cohen & Steers Dividend Majors Fund

DVMSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: September 4, 2012